SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

SIEBERT FINANCIAL CORP.
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

SIEBERT FINANCIAL CORP.
885 Third Avenue, Suite 1720
New York, New York 10022
(212) 644-2400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2007

Dear Shareholders:

     Notice is hereby given of the Annual Meeting of Shareholders of Siebert Financial Corp., a New York corporation, at The Harmonie Club, 4 East 60th Street, New York, New York, on Tuesday, June 5, 2007 at 10:00 a.m., local time. The meeting’s purpose is to:

     1. Elect six directors;

     2. Vote on a proposal to approve the Siebert Financial Corp. 2007 Long-Term Incentive Plan; and

     3. Consider any other matters that are properly presented at the Annual Meeting and any adjournment thereof.

     You may vote at the Annual Meeting if you were one of our shareholders of record at the close of business on Friday, April 13, 2007.

     Along with the attached Proxy Statement, we are also enclosing a copy of our Annual Report to Shareholders, which includes our financial statements.

     To assure your representation at the meeting, please vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the meeting may revoke their proxy and vote their shares in person.

     PLEASE VOTE—YOUR VOTE IS IMPORTANT

Daniel Iesu
Secretary

New York, New York
April 30, 2007

SIEBERT FINANCIAL CORP.
885 Third Avenue, Suite 1720
New York, New York 10022
(212) 644-2400

PROXY STATEMENT FOR THE 2007 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 5, 2007

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting:	June 5, 2007	The Harmonie Club
	10:00 a.m., local time	4 East 60th Street
New York, New York

Record Date:	Close of business on Friday, April 13, 2007. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. On the record date, we had 22,208,332 shares of our common stock outstanding and entitled to vote. Of those shares, 19,878,700 shares were beneficially owned or controlled by Muriel Siebert, our Chairwoman, President and Chief Executive Officer, and one of our directors.

Quorum:	The holders of a majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Agenda:	1.	Elect six directors.

	2.	Vote on a proposal to approve the Siebert Financial Corp. 2007 Long-Term Incentive Plan.

	3.	Any other proper business. However, we currently are not aware of any other matters that will come before the meeting.

Vote Required:	Proposal 1: The six nominees for director who receive the most votes will be elected. If you indicate “withhold authority to vote” for any nominee on your proxy card, your vote will not count either for or against the nominee.

Broker Non-votes:	If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the New York Stock Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within ten days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter. Broker non-votes count for quorum purposes, but we do not count broker non-votes as votes for or against any proposal.

Proxies:	Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of resolicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “FOR” each of the Board of Directors’ nominees for director and “FOR” the approval of the Siebert Financial Corp. 2007 Long-Term Incentive Plan.

If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

Proxies Solicited By:	The Board of Directors.

Revoking Your Proxy:	You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you:

	1.	deliver a signed, written revocation letter, dated later than the proxy to be revoked, to Daniel Iesu, Secretary, Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022;

	2.	deliver a signed proxy, dated later than the first proxy, to Mr. Iesu at the address above; or

	3.	attend the Annual Meeting and vote in person or by proxy. Attending the meeting without doing more will not revoke your proxy.

Cost of Solicitation:	We will pay all costs of soliciting these proxies, estimated at $3,500 in the aggregate. Although we are mailing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, facsimile, mail or personal contact. These persons will receive no additional compensation for their services, but we may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our shares of common stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses. Broadridge Financial Solutions, Inc. (formerly ADP Investor Communication Services) is assisting us in the solicitation of proxies for the meeting for no additional fee.

Your Comments:	Your comments about any aspects of our business are welcome. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

PROPOSAL 1.

ELECTION OF DIRECTORS

Generally:	Our Board of Directors nominated six directors for election at the annual meeting. All the nominees for election as director are currently serving as our directors. All the nominees have consented to be named and have indicated their intent to serve if elected. If elected, each director will hold office until the next annual meeting or until the director’s successor has been duly elected. All our directors, other than Ms. Siebert, are “independent” within the meaning of Rule 4200(a)(15) of The Nasdaq Stock Market.

Nominees:	MURIEL F. SIEBERT Age 74	Muriel Siebert has been Chairwoman, Chief Executive Officer, President and a director of Muriel Siebert & Co., Inc. since 1967 and of Siebert Financial Corp. since November 8, 1996. On December 28, 1967, Ms. Siebert became the first woman member of the New York Stock Exchange. Ms. Siebert served as Superintendent of Banks of the State of New York from 1977 to 1982. She is a director of the New York State Business Council, and the Greater New York Council of the Boy Scouts of America. Ms. Siebert is currently on the executive committee of the Economic Club of New York and formerly served on the New York State Commission on Judicial Nomination, which is involved in the selection of Associate Judges for the Court of Appeals.

	PATRICIA L. FRANCY Age 61	Patricia Francy retired as Special Advisor for Alumni Relations at Columbia University on December 31, 2005. She had served in such position since January 1, 2004 and was Treasurer & Controller of Columbia University from 1989 until 2003. Ms. Francy had been affiliated with Columbia University since 1968, and has served as a Director of Finance and Director of Budget Operations. Ms. Francy is also a director of Old Westbury Funds, Inc. Ms. Francy became a director on March 11, 1997.

LEONARD M. LEIMAN Age 75	Leonard Leiman is of counsel to the law firm of Fulbright & Jaworski L.L.P., New York, New York. Fulbright & Jaworski L.L.P. provides legal services to us. Prior to becoming of counsel in 2002, Mr. Leiman was a partner in Fulbright & Jaworski L.L.P. for more than the preceding five years. Mr. Leiman became a director on May 2, 2002.

JANE H. MACON Age 60	Jane Macon is a partner with the law firm of Fulbright & Jaworski L.L.P., San Antonio, Texas. Fulbright & Jaworski L.L.P. provides legal services to us. Ms. Macon became a director on November 8, 1996.

ROBERT P. MAZZARELLA Age 60	Robert Mazzarella retired from Fidelity Investments Brokerage Services LLC in January 2002, at which time he served as its president. Mr. Mazzarella presently serves as a director of Placemark Investments, a registered investor adviser in Wellesley, Massachusetts, M&O, a financial services recordkeeping firm, as a member of the Board of Governors of the Boston Stock Exchange and as the Regulatory Board Chairman of the Boston Options Exchange. Mr. Mazzarella also acts as a consultant to a number of major financial services firms and venture capital firms. Mr. Mazzarella became a director on March 1, 2004.

NANCY S. PETERSON Age 73	Nancy Peterson is the President, Chairwoman and Chief Executive Officer of Peterson Tool Company, Inc. Ms. Peterson became a director on June 4, 2001.

Vote Required:

The six nominees for director who receive the most votes will be elected. The enclosed proxy allows you to vote for the election of all the nominees listed, to “withhold authority to vote” for one or more of the nominees or to “withhold authority to vote” for all the nominees. If you indicate “withhold authority to vote” for any nominee on your proxy card, your vote will not count either for or against the nominee.

The persons named in the enclosed proxy intend to vote “FOR” the election of all the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise, your proxy will vote in accordance with his or her best judgment.

     THE BOARD DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF
SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS THAT
YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE

Board Meetings:	In 2006, the Board of Directors held seven meetings. Each incumbent director attended at least 75% of his or her Board of Directors meetings and all of his or her committee meetings.

Controlled Company:	We are a “Controlled Company” as defined in Rule 4350(c)(5) of the Nasdaq Stock Market because Muriel Siebert holds more than 50% of our voting power. As a “Controlled Company” we are not required to have a majority of our Board of Directors comprised of independent directors, a compensation committee comprised solely of independent directors or a nominating committee comprised solely of independent directors.

Audit Committee of the Board of Directors:

The Audit Committee held five meetings during 2006. The Audit Committee of our Board of Directors currently consists of Ms. Francy, Chairwoman, Mr. Mazzarella, and Ms. Peterson. The Board of Directors has determined that Ms. Francy, Mr. Mazzarella, and Ms. Peterson are “independent” within the meaning of Rule 4200(a)(15) of The Nasdaq Stock Market and within the meaning of the applicable rules and regulations of the Securities and Exchange Commission.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was filed with our proxy statement for the 2004 Annual Meeting of Shareholders. The Board of Directors has determined that Mr. Mazzarella qualifies as an “audit committee financial expert” under the applicable rules of the Securities and Exchange Commission.

The Audit Committee was established to (i) assist the Board of Directors in its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements and our auditor’s qualifications and independence, (ii) prepare the report of the Audit Committee contained herein, (iii) retain, consider the continued retention and terminate our independent auditors, (iv) approve audit and non-audit services performed by our independent auditors and (v) perform any other functions from time to time delegated by the Board of Directors.

Compensation Committee of the Board of Directors:	The Compensation Committee of our Board of Directors currently consists of Ms. Macon, Chairwoman, Ms. Francy, Mr. Mazzarella and Ms. Peterson. The Compensation Committee reviews and makes recommendations to our Board of Directors regarding all forms of compensation provided to our executive officers and directors. The Compensation Committee also administers our stock option and other employee benefit plans. The Compensation Committee does not function pursuant to a formal written charter and as a “Controlled Company” is not required to comply with The Nasdaq Stock Market’s independence requirements. The Compensation Committee held six meetings during 2006.

Nominating Committee of the Board of Directors:

The Nominating Committee of the Board of Directors currently consists of Ms. Siebert, Ms. Francy, Ms. Macon and Ms. Peterson. Ms. Peterson was appointed Chairwoman of the Nominating Committee in 2006. The Nominating Committee does not function pursuant to a formal written charter and as a “Controlled Company” is not required to comply with The Nasdaq Stock Market’s independence requirements. The Nominating Committee was formed in January 2004 and did not meet in 2006.

The purpose of the Nominating Committee is to identify individuals qualified to become members of our Board of Directors and to recommend to the Board of Directors or the shareholders that such individual be selected for directorship. In identifying and evaluating nominees for director, the Nominating Committee considers each candidate’s experience, integrity, background and skills as well as other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board of Directors.

The Nominating Committee will consider shareholder nominees for election to our Board of Directors. In evaluating such nominations, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees. Any shareholder wishing to recommend a director candidate for consideration by the Nominating Committee must do so by sending written notice to our Secretary at 885 Third Avenue, Suite 1720, New York, New York 10022, no later than January 7, 2008, such notice must include the recommended candidate’s name, experience, qualifications and biographical data, as well as, information as to whether such candidate would qualify as “independent” within the meaning of Rule 4200(a)(15) of The Nasdaq Stock Market and the applicable rules and regulations of the Securities and Exchange Commission or as an “audit committee financial expert” under applicable rules and regulations of the Securities and Exchange Commission. The submission must be accompanied by a written consent by the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders and a representation that the information with respect to such nominee is truthful and accurate.

Indemnification of Officers and Directors:	We indemnify our executive officers and directors to the extent permitted by applicable law against liabilities incurred as a result of their service to us and against liabilities incurred as a result of their service as directors of other corporations when serving at our request. We have a director’s and officer’s liability insurance policy, underwritten by Vigilant Insurance Company, in the annual aggregate amount of $10 million. As to reimbursements by the insurer of our indemnification expenses, the policy has a $350,000 deductible; there is no deductible for covered liabilities of individual directors and officers. In addition, we have an excess directors and officers liability insurance policy, underwritten by St. Paul Mercury Insurance Co., in the amount of $5 million.

Annual Shareholders Meeting Attendance Policy:	It is the policy of our Board of Directors that all of our directors are strongly encouraged to attend each annual shareholders meeting. All of our directors attended the 2006 annual meeting of shareholders.

Code of Ethics:	We have adopted a Code of Ethics for Senior Financial Officers applicable to our chief executive officer, chief financial officer, treasurer, controller, principal accounting officer, and any of our other employees performing similar functions. A copy of the Code of Ethics for Senior Financial Officers is available on our website at www. siebertnet.com.

Compensation Committee Interlocks and Insider Participation:	The Compensation Committee currently consists of Ms. Jane H. Macon (Chairwoman), Ms. Patricia L. Francy, Mr. Robert P. Mazzarella and Ms. Nancy S. Peterson. None of the members of our Compensation Committee is or has been our officer or employee. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. None of our executive officers or directors serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Management Ownership:	The following table lists share ownership of our common stock as of April 20, 2007. The information includes beneficial ownership by each of our directors, the persons named in the Summary Compensation Table, all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such person. Any information in the table on beneficial owners known by management to hold at least 5% of our common stock is based on information furnished to us by such persons or groups and statements filed with the Securities and Exchange Commission.

Name of Beneficial Owner(1)	Shares of Common Stock		Percent of Class
Muriel F. Siebert	20,628,700	(2)	89.9%
Ameen Esmail	15,000	(3)	*
Joseph M. Ramos, Jr.	—		*
Jeanne M. Rosendale	15,000	(4)	*
Daniel Iesu	44,800	(3)	*
Patricia L. Francy	41,000	(5)	*
Leonard M. Leiman	73,567	(6)	*
Jane H. Macon	41,500	(5)	*
Robert P. Mazzarella	80,000	(3)	*
Nancy S. Peterson	40,000	(3)	*
Directors and current executive officers as a group (10 persons)	20,979,567	(7)	90.0%
____________________

*	Less than 1%

(1)	The address for each person named in the table is c/o Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022.

(2)	Includes an option to purchase 750,000 shares of our common stock.

(3)	Represents options to purchase shares of our common stock.

(4)	Represents an option to purchase 10,000 shares of our common stock which is currently exercisable and an option to purchase 5,000 shares of our common stock exercisable within 60 days of April 20, 2006.

(5)	Includes options to purchase 40,000 shares of our common stock.

(6)	Includes options to purchase 71,567 shares of our common stock, of this amount options to purchase 31,567 shares of our common stock at an exercise price of $4.60 will expire on May 2, 2007.

(7)	Includes options to purchase an aggregate of 1,096,367 shares of our common stock described above which are currently exercisable or which are exercisable within 60 days of April 20, 2007, of this amount options to purchase 31,567 shares of our common stock at an exercise price of $4.60 will expire on May 2, 2007.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     The following Compensation Discussion and Analysis describes the material elements of the compensation program for our executive officers identified in the Summary Compensation Table below, who we refer to in this discussion as our “Named Executive Officers.”

     Compensation Philosophy and Objectives. We believe that executive compensation should be closely related to increased shareholder value. One of the strengths that contributes to our successes is a strong management team, many of whom have been with us for a number of years. Our compensation program is designed to enable us to attract, retain and reward capable employees who can contribute to our continued success, principally by linking compensation with the attainment of key business objectives. Accordingly, our executive compensation program is designed to provide competitive compensation, support strategic business goals and reflect performance. To achieve these objectives, we maintain a compensation structure consisting of base salary, annual cash bonus and, to a certain extent, equity incentive compensation, each of which is intended to serve our overall compensation objectives. Our philosophy is to keep base salaries on the lower end of what is considered standard for the industry, and to be flexible with bonuses when the circumstances warrant and to take into account the evolving business environment. These compensation components allow us to reward short-term performance while simultaneously encouraging both retention and longer-term operating success.

     Our compensation program reflects the following principles:

  Compensation should encourage increased shareholder value.

  Compensation programs should support short- and long-term strategic business goals and objectives.

  Compensation programs should reflect and promote our values and reward individuals for outstanding contributions toward business goals.

  Compensation programs should enable us to attract and retain highly qualified professionals.

Implementing our Compensation Objectives

     Generally. The Compensation Committee determines compensation of our Named Executive Officers after carefully reviewing and evaluating the performance of each Named Executive Officer during the year against established goals, leadership qualities, operational performance, business responsibilities, current compensation arrangements and potential to increase shareholder value. Specific factors that are considered when making compensation decisions for our Named Executive Officers include:

  the nature, scope and level of the executive’s responsibilities;

  the achievement of specific operational goals;

  our overall performance and profitability;

  the executive’s performance compared to the goals and objectives;

  the executive’s emphasis on ethics policies, as well as commitment to best practices for corporate compliance.

     When determining bonus and equity incentive awards, we also consider our operational and financial performance during the fiscal year for which the awards are to be made, as well as, our financial performance in prior periods. The Compensation Committee also discusses with each executive his or her duties and those of the other Named Executive Officers under review.

     We consider competitive market compensation paid by our peers and other online discount brokerages in determining our Named Executive Officers’ salaries, bonuses and equity incentive awards, but we do not attempt to maintain a certain target percentile within a peer group or place undue reliance on that information. We generally keep base salaries on the lower end of what is considered standard for the industry which enables us to be flexible with bonuses when the circumstances warrant and to take into account the evolving business environment.

     We strive to achieve an appropriate mix of compensation to meet our objectives The mix of compensation elements, and the relative proportion of each, that we select for each Named Executive Officer is designed to simultaneously reward recent results and motivate long-term performance.

     The Role of the Compensation Committee and the Chief Executive Officer. The Compensation Committee evaluates the performance of the Chief Executive Officer in terms of our operating results and financial performance and determines her compensation in the context of the goals and objectives of our compensation program. For the 2006 fiscal year, our Chief Executive Officer requested that her cash compensation be limited to $150,000. The Compensation Committee granted this request. The Compensation Committee reviews and approves the Chief Executive Officer’s recommendation of salaries and bonuses for our Named Executive Officers. Except for the Chief Executive Officer, the Named Executive Officers do not play a role in their own compensation decision other than discussing with the Compensation Committee his or her duties. Bonuses are awarded for calendar year performance and take into account the accomplishments of the executive and our overall performance.

     Employment Agreements. We are not party to an employment agreement with any of our Named Executive Officers. All of our Named Executive Officers are employed at-will. The salary and incentive amounts of our Named Executive Officers are disclosed in the Summary Compensation Table and other tables contained in this proxy statement.

     Equity Award Practices. Stock options have been granted under our 1997 Stock Option Plan (the “1997 Plan”) prior to its expiration in March 2007. If our shareholders approve the 2007 Long-Term Incentive Plan, future option grants will be made under the 2007 Long-Term Incentive Plan. Restricted stock awards may be granted under our 1998 Restricted Stock Award Plan (the “1998 Plan”). If our shareholders approve the 2007 Long-Term Incentive Plan no further restricted stock awards will be made under our 1998 Plan and all future restricted stock awards will be made under the 2007 Long-Term Incentive Plan. We did not grant any shares of restricted stock in 2006. Stock options granted to Named Executive Officers generally vest over a five-year period and have a ten-year term. On August 21, 2006, the Compensation Committee granted Joseph Ramos, our Chief Financial Officer, an option to purchase 25,000 shares of our common stock, which vests over a five year period and has a ten-year term. The Compensation Committee did not grant any other Named Executive Officer stock options in 2006.

     Material Terms of our 1997 Stock Option Plan. The 1997 Plan was adopted by our Board in March 1997 and approved by our shareholders on December 1, 1997. The 1997 Plan expired in March 2007, and no further options will be issued under the 1997 Plan. The expiration of the 1997 Plan will not affect the rights of holders of options previously granted under the 1997 Plan. The 1997 Plan permitted the issuance of either options intended to qualify as incentive stock options, or ISOs, under Section 422 of the Internal Revenue Code, or options not intended to qualify as ISOs. If our shareholders approve the 2007 Long-Term Incentive Plan as set forth in Proposal No. 2 of this proxy statement, future option grants will be made under the 2007 Long-Term Incentive Plan.

     The 1997 Plan provided for the grant of options to purchase shares of our common stock to our employees, employees of our subsidiaries and our non-employee directors. The 1997 Plan was administered by the Compensation Committee of our Board of Directors. The price for which shares of our common stock may be purchased upon the exercise of an option was the fair market value of our common stock on the date of the grant of the option. An ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, however, shall have a purchase price for the underlying shares equal to 110% of the fair market value of our common stock on the date of grant. All options are exercisable in accordance with the terms and conditions described in the option agreement relating to each option. Upon termination of employment or directorship by reason of death, disability or retirement, a participant, or his or her designee, in the event of death or disability, generally has ninety days following such termination to exercise his or her options, regardless of whether the options were otherwise exercisable at the time of such termination. Upon the termination of employment or directorship for any other reason, a participant generally has thirty days following such termination to exercise his or her options, but only to the extent that those options were exercisable at the time of such termination.

     Material Terms of our 1998 Restricted Stock Award Plan. Our 1998 Plan provides for awards to key employees of not more than an aggregate of 60,000 shares of our common stock, subject to adjustments for stock splits, stock dividends and other changes in our capitalization, to be issued either immediately after the award or at a future date. As of December 31, 2006, 41,400 shares of our common stock under the 1998 Plan had been awarded and were outstanding. As provided in the 1998 Plan and subject to restrictions, shares awarded may not be disposed of by the recipients for a period of one year from the date of the award. Cash dividends on shares awarded are held by us for the benefit of the recipients, subject to the same restrictions as the award. These dividends, without interest, are paid to the recipients upon lapse of the restrictions. If our shareholders approve the 2007 Long-Term Incentive Plan as set forth in Proposal No. 2 of this proxy statement, no further grants of restricted stock will be made under the 1998 Plan and any future restricted stock grants will be made under the 2007 Long-Term Incentive Plan.

     Material Terms of the proposed 2007 Long-Term Incentive Plan. A description of the material terms of the 2007 Long-Term Incentive Plan is set forth under Proposal No. 2 of this proxy statement.

     Effect of Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a publicly held corporation is generally prohibited from deducting as an expense for federal income tax purposes total remuneration in excess of $1 million paid to any of its chief executive officer or next four most highly compensated executive officers in a single taxable year. However, Section 162(m) of the Code provides an exception for “performance based” remuneration, including remuneration attributable to certain stock options. The 2007 Long-Term Incentive Plan, if approved by shareholders at the Annual Meeting, will allow us to qualify future compensation paid to the Named Executive Officers as performance based if the other requirements of Section 162(m) are complied with. Through December 31, 2006, this provision has not affected our tax deductions. The Compensation Committee expects to keep non-“performance-based” remuneration within the $1 million limit to ensure that all executive compensation will be fully deductible. Nevertheless, although the Compensation Committee considers the net cost to us in making all compensation decisions (including the potential limitation on deductibility of executive compensation), there is no assurance that compensation realized with respect to any particular award will qualify as “performance-based” remuneration.

     Stock Ownership. Our Named Executive Officers’ stock ownership is set forth in the Security Ownership of Directors and Executive Officers table in this proxy statement. We have not implemented a stock ownership policy or requirement for our Named Executive Officers or directors.

Components of Executive Compensation

     Our executive compensation is comprised of two principal components, namely base salary and incentives. Incentives generally consist of cash awards, and to a lesser extent, stock options, and restricted stock awards paid to our Named Executive Officers. Cash bonuses paid to Named Executive Officers are generally tied to our overall performance and that of the Named Executive Officer. If our shareholders do not approve the 2007 Long-Term Incentive Plan we will not be able to grant any further stock options to our Named Executive Officers, directors or other employees.

     Base Salary. We pay our Named Executive Officers a base salary to remain competitive in the market. The initial salary levels for our Named Executive Officers were determined at the time they commenced employment with us. The base salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance, our resources, our operational performance and general economic conditions as well as a number of factors relating to the particular individual, including the individual performance of the Named Executive Officer, his or her level of experience and ability and knowledge of the job. The Compensation Committee may decide to increase the salary of the Named Executive Officers.

     Bonus. In order to provide incentives for annual performance, we believe that a substantial portion of each Named Executive Officer’s compensation should be in the form of a bonus. Each Named Executive Officer’s bonus is determined by the Compensation Committee in its discretion after consultation with the Chief Executive Officer. The Compensation Committee believes that such bonuses are appropriate to promote our interests as well as those of our shareholders by providing the Named Executive Officers with financial rewards upon achievement of specified business objectives, which the Compensation Committee believes will ultimately increase the value of our stock, as well as help us attract executives and retain our Named Executive Officers by providing attractive compensation opportunities.

     In order to set cash bonuses for each year, the Compensation Committee examines the Named Executive Officer’s individual performance during the year, our financial and operational performance and the compensation levels of executives at similarly situated peer companies. Cash bonuses, if any, are then granted at the end of each calendar year to the Named Executive Officers based on these factors.

     Equity Incentive Awards. The Compensation Committee believes that our best interests will be advanced by enabling our Named Executive Officers, who are responsible for our management, growth and success, to receive compensation in the form of long-term incentive awards which may increase in value in conjunction with an increase in the value of our common stock. By this approach, the best interests of shareholders, Named Executive Officers and employees will be closely aligned. We believe that these awards will provide our Named Executive Officers with an incentive to help us grow and remain in their positions with us.

     Therefore, subject to the approval by our shareholders at the Annual Meeting of our 2007 Long-Term Incentive Plan, Named Executive Officers and other employees are eligible to receive stock options, giving them the right in the future to purchase shares of our common stock at a specified price, as well as restricted stock. The grant of equity awards is based in large part on an executive’s potential contribution to our growth and profitability, based on the Compensation Committee’s discretionary evaluation. If our shareholders do not approve the 2007 Long-Term Incentive Plan we will not be able to grant any further stock options to our Named Executive Officers, directors or other employees.

     Options granted under our 1997 Plan or, to be granted under our 2007 Long-Term Incentive Plan, subject to the approval of our shareholders at the Annual Meeting, will be at the prevailing market value of our common stock on the date of grant and will only have value if our stock price increases. Generally, grants of options vest over a five-year period and Named Executive Officers must be employed by us for such options to vest. Restricted stock is granted under our 1998 Plan. Restricted stock gives the Named Executive Officers the opportunity to own our stock once the restriction on the restricted stock lapses. Restricted stock serves as a reward for past performance as well as an incentive towards future performance. Most of our incentive compensation grants have been in the form of stock options. If our shareholders do not approve the 2007 Long-Term Incentive Plan we will not be able to grant any further stock options to our Named Executive Officers, directors or other employees. Failure of the shareholders to approve our 2007 Long-Term Incentive Plan will not affect the rights of existing holders or the options previously granted under the 1997 Plan.

     We have sometimes granted equity awards at the time our Named Executive Officers became our employees, namely upon Mr. Esmail becoming our Executive Vice President and Director of Business Development in 2003 and Ms. Rosendale becoming our Executive Vice President and General Counsel in 2004. Mr. Ramos, our Executive Vice President and Chief Financial Officer, was the only Named Executive Officer to receive an equity award in 2006. Prior to such time he had not been awarded any stock options or restricted stock.

     Employee Benefits. Our Named Executive Officers are eligible to participate in 401(k), long-term disability, medical, dental or any other plan or arrangement generally available to our executives.

2006 Compensation

     The discussion below details the compensation packages awarded to our Named Executive Officers for the 2006 fiscal year. This discussion should be reviewed in conjunction with the Summary Compensation Table, as well as the executive compensation tables and narrative contained in this proxy statement. In addition, our operating and financial results are disclosed in our annual report which was filed with the Securities and Exchange Commission and accompanies this proxy statement. A detailed analysis of our financial performance is contained in the Management’s Discussion and Analysis section of our 2006 Annual Report.

     CEO Compensation. For the 2006 fiscal year our Chief Executive Officer requested that her cash compensation be limited to $150,000. The Compensation Committee granted this request. In addition, on August 21, 2006, we paid a dividend of eight cent per share on our common stock. Ms. Siebert, our Chief Executive Officer and majority shareholder, waived the right to receive the dividend in excess of the aggregate amount paid to the other shareholders.

     Other Named Executive Officers. In determining the compensation of Messrs. Ramos, Esmail and Iesu and Ms. Rosendale, the Compensation Committee considered our 2006 financial performance and the achievement of performance objectives described above. The Compensation Committee compared each Named Executive Officer’s achievements against the individual performance objectives established for each of them, including goals related to the specific area of our business for which each is responsible. For all Named Executive Officers, the Compensation Committee awarded bonus amounts to reflect the contributions of such Named Executive Officers during 2006 to our long-term business strategy and development.

     In 2006, Mr. Ramos’ salary was $195,000. In consideration of our financial performance and his contributions and achievement of individual performance goals, Mr. Ramos was awarded a bonus payment of $95,000. In addition, in August 2006, Mr. Ramos was granted an option to purchase 25,000 shares of our common stock. The total 2006 compensation for Mr. Ramos was $336,250, which includes $46,250, the dollar amount recognized for financial reporting purposes of the options granted to Mr. Ramos in 2006. We believe that Mr. Ramos’ 2006 compensation is consistent with our stated compensation objectives.

     In 2006, Mr. Esmail’s salary was $185,000. In consideration of our financial performance and his contributions and achievement of individual performance goals, Mr. Esmail was awarded a bonus payment of $85,000. The total 2006 compensation for Mr. Esmail was $270,000. We believe that Mr. Esmail’s 2006 compensation is consistent with our stated compensation objectives.

     In 2006, Ms. Rosendale’s salary was $300,000. In consideration of our financial performance and her contributions and achievement of individual performance goals, Ms. Rosendale was awarded a bonus payment of $145,000. The total 2006 compensation for Ms. Rosendale was $445,000. We believe that Ms. Rosendale’s 2006 compensation is consistent with our stated compensation objectives.

     In 2006, Mr. Iesu’s salary was $120,000. In consideration of our financial performance and his contributions and achievement of individual performance goals, Mr. Iesu was awarded a bonus payment of $80,000. The total 2006 compensation for Mr. Iesu was $200,000. We believe that Mr. Iesu’s 2006 compensation is consistent with our stated compensation objectives.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2006 with management. In reliance on the review and discussions with management, the Compensation Committee recommended to the Board of Directors and the Board has approved, that the CD&A be included in the proxy statement for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

By the Compensation Committee of the Board of Directors:
Jane H. Macon, Chairwoman
Patricia Francy
Robert P. Mazzarella
Nancy S. Peterson

Summary Compensation Table

     The following table shows, for the year ended December 31, 2006, the annual compensation paid to or earned by (1) our CEO, and (2) each of the four most highly compensated individuals who were serving as our executive officers at December 31, 2006, collectively, the “Named Executive Officers”.

							Non-qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
position	Year	($)	($)	($)	($)(1)	($)	($)	($)	($)
Muriel F. Siebert	2006	150,000	—	—	—	—	—
Chairwoman and President

Joseph M. Ramos, Jr.	2006	195,000	95,000	—	46,250(2)	—	—	—	336,250
Executive Vice President
and Chief Financial Officer

Ameen Esmail	2006	185,000	85,000	—	—	—	—	—	270,000
Executive Vice President
and Director of Business
Development

Jeanne M. Rosendale	2006	300,000	145,000	—	—	—	—	—	445,000
Executive Vice President
and General Counsel

Daniel Iesu	2006	120,000	80,000	—	—	—	—	—	200,000
Secretary
____________________

(1)	Represents the dollar amount recognized for financial statement reporting in accordance with FAS 123(R).

(2)	On August 17, 2006, Mr. Ramos was granted an option to purchase 25,000 shares of our common stock at an exercise price of $2.75 per share, the fair market value on the grant date. This option vests as to 5,000 shares on each anniversary of the grant date.

Grants of Plan-Based Awards

     Our Compensation Committee approved grants of options to purchase our common stock under our 1997 Stock Option Plan to our Named Executive Officers as set forth in the following grants of plan-based awards table during the year ended December 31, 2006

								All Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant
		Estimated Future Payouts			Estimated Future Payouts			Number	Number of	or Base	Date Fair
		Under Non-Equity Incentive			Under Equity Incentive Plan			of Shares	Securities	Price of	Value of
		Plan Awards			Awards			of Stocks	Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)	Awards(2)
Muriel F. Siebert	—	—	—	—	—	—	—	—	—	—	—
Joseph M. Ramos, Jr.	8/17/2006	—	—	—	—	—	—	25,000(1)	—	2.75	46,250
Ameen Esmail	—	—	—	—	—	—	—	—	—	—	—
Jeanne M. Rosendale	—	—	—	—	—	—	—	—	—	—	—
Daniel Iesu	—	—	—	—	—	—	—	—	—	—	—
____________________

(1)	On August 17, 2006, Mr. Ramos was granted an option to purchase 25,000 shares of our common stock at an exercise price of $2.75 per share, the fair market value on the grant date. This option vests as to 5,000 shares on each anniversary of the grant date.

(2)	Represents the dollar amount recognized for financial statement reporting in accordance with FAS 123(R)

     We are not party to an employment agreement with any of our Named Executive Officers. All of our Named Executive Officers are employed at-will. The salary and incentive amounts of our Named Executive Officers are disclosed in the Summary Compensation Table.

     The Compensation Committee granted Mr. Ramos an option to purchase 25,000 shares of our common stock on August 17, 2006 at an exercise price of $2.75, the fair market value on the grant date. Mr. Ramos’ option vests as to 20% on each anniversary of the grant date and has a ten year term.

Outstanding Equity Awards at Fiscal Year-End

     The following table sets forth the outstanding equity award holdings of our Named Executive Officers at December 31, 2006.

	OPTION AWARDS					STOCK AWARDS
Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity					Awards:	Market or
			Incentive					Number of	Payout Value
			Plan Awards:				Market	Unearned	of Unearned
	Number of	Number of	Number of			Number	Value of	Shares,	Shares,
	Securities	Securities	Securities			of Shares	Shares or	Units or	Units or
	Underlying	Underlying	Underlying			or Units of	Units of	Other	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	Rights That	Rights That
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	vested (#)
Muriel F. Siebert	750,000	—	—	4.30	4/19/2012	—	—	—	—
Joseph M. Ramos, Jr.		25,000(1)	—	2.75	8/17/2016	—	—
Ameen Esmail	15,000	10,000(2)	—	5.06	7/3/2013	—	—	—	—
Jeanne M. Rosendale	10,000	15,000(3)	—	4.75	5/4/2014	—	—	—	—
Daniel Iesu	4,800	—	—	2.6875	2/9/2008	—	—	—	—
	40,000	—	—	5.33	2/27/2011	—	—	—	—
____________________

(1)	These options vest as to 5,000 shares in five equal installments on the anniversary of the grant date, August 17, 2006. This vesting schedule is accelerated upon a change of control.

(2)	These options vest as to 5,000 shares in two remaining equal installments on the anniversary of the grant date, July 3, 2003. This vesting schedule is accelerated upon a change of control.

(3)	These options vest as to 5,000 shares in three remaining equal installments on the anniversary of the grant date, May 4, 2004. This vesting schedule is accelerated upon a change of control.

Option Exercises and Stock Vested Table

     The following table sets forth the options to purchase shares of our common stock exercised by our Named Executive Officers during the fiscal year ended December 31, 2006. None of the Named Executive Officers hold any shares of our stock that would be subject to vesting.

	OPTION AWARDS		STOCK AWARDS
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)
Muriel F. Siebert	—	—	—	—
Joseph M. Ramos, Jr.	—	—	—	—
Ameen Esmail	—	—	—	—
Jeanne Rosendale	—	—	—	—
Daniel Iesu	36,000	63,270(1)	—	—
____________________

(1)	Calculated by reference to the closing price of $4.07 of our common stock on The Nasdaq Global Market on November 17, 2006, the date on which the options, which each had an exercise price of $2.3125, were exercised by Mr. Iesu.

Termination of Employment and Change-in-Control Arrangements

     Employment Agreements. We are not a party to an employment agreement with any Named Executive Officer. All of our Named Executive Officers are employees at-will.

     Option Agreements. The Option Agreements we entered into with each of Messrs. Esmail and Ramos and Ms. Rosendale provide that in the event of a Change of Control of our company (as defined below) the options shall immediately become fully exercisable. A Change of Control means the occurrence of (i) any consolidation or merger in which we are not the surviving entity or pursuant to which shares of our common stock are converted into cash, securities or other property, other than a consolidation or merger in which the holders of our common stock immediately prior to such consolidation or merger own not less than fifty percent of the total voting power of the surviving entity following the merger, (ii) any sale of all or substantially all of our assets, (iii) the approval by our shareholders of any plan of complete liquidation or dissolution or (iv) any person or entity becoming the owner of 50% or more of our common stock. All options to purchase our common stock issued to Ms. Siebert and Mr. Iesu have vested and are fully exercisable.

Compensation of Directors

     During 2006, our non-employee directors received compensation for service on our Board of Directors. We do not compensate our employees or employees of our subsidiaries for service as directors. The chairs of the Board’s Audit and Compensation Committees each receive an additional annual fee of $10,000. Directors’ fees are paid quarterly.

					Change in
				Non-Equity	Pension
	Fees Earned	Stock	Option	Incentive Plan	Compensation	All Other
	or Paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash ($)	($)	($)	($)	($)	($)	($)
Muriel F. Siebert(1)	—	—	—	—	—	—	—
Patricia L. Francy(2)	35,000	—	—	—	—	—	35,000
Leonard Leiman	25,000	—	—	—	—	—	25,000
Jane H. Macon(3)	35,000	—	—	—	—	—	35,000
Robert Mazzarella	25,000	—	—	—	—	—	25,000
Nancy S. Peterson	25,000	—	—	—	—	—	25,000
____________________

(1)	Ms. Siebert is the Chairwoman, President and Chief Executive Officer and accordingly does not receive any compensation for her services as a director.

(2)	Ms. Francy is the Chairwoman of the Audit Committee.

(3)	Ms. Macon is the Chairwoman of the Compensation Committee.

Audit Committee Report to Shareholders

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2006. The Audit Committee has also discussed with Siebert Financial’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” including Siebert Financial’s critical accounting policies and its interests, if any, in “off balance sheet” entities. Additionally, the Audit Committee has received the written disclosures and representations from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the review and discussions referred to within this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year ended December 31, 2006 be included in Siebert Financial Corp.’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee,
Patricia L. Francy, Chairwoman
Robert P. Mazzarella
Nancy S. Peterson

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.

These executive officers, directors and shareholders are required by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the forms furnished to us, we believe that during fiscal 2006 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis, except that each of Patricia Francy, Leonard Leiman, Jane Macon and Nancy Peterson failed to file a Form 4 on a timely basis. Ms. Francy, Mr. Leiman, Ms. Macon and Ms. Peterson each subsequently filed the Form 4 with the Securities and Exchange Commission.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     Eisner LLP (formerly known as Richard A. Eisner & Company, LLP) currently serves as our independent registered public accounting firm. A representative of Eisner LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will respond to appropriate questions from shareholders.

Audit Fees

     Audit Fees. The aggregate fees billed by Eisner LLP for professional services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements were $134,000 and $128,000 for the years ended December 31, 2006 and December 31, 2005, respectively.

     Tax Fees. The aggregate fees billed by Eisner LLP during the years ended December 31, 2006 and December 31, 2005 for tax planning services totaled $35,000 and $33,000, respectively. Eisner LLP did not perform any audit-related services or other services during the years ended December 31, 2006 or December 31, 2005.

     Our Audit Committee has determined that the services described above that were rendered by Eisner LLP are compatible with the maintenance of Eisner LLP independence from our management.

Pre-Approval Policy

     The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. With respect to audit services and permissible non-audit services not previously approved, the Audit Committee has authorized the Chairwoman of the Audit Committee to approve such audit services and permissible non-audit services, provided the Chairwoman informs the Audit Committee of such approval at the next regularly scheduled meeting. All “Audit Fees” and “Tax Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

     As set forth in our Amended and Restated Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions.

     Our Code of Ethics for Senior Financial Officers, applicable to our chief executive officer, chief financial officer, controller, treasurer, principal accounting officer and other employees performing similar functions, provides that our Senior Financial Officers should endeavor to avoid any actual or potential conflict of interest between their personal and professional relationships and requires them to promptly report and disclose all material facts relating to their relationships or financial interests which give rise, directly or indirectly, to an actual or potential conflict of interest to the Audit Committee. The Code of Ethics also provides that no Senior Financial Officer should knowingly become involved in any actual or potential conflict of interest without the relationship or financial interest having been approved by the Audit Committee.

PROPOSAL 2.

APPROVAL OF THE SIEBERT FINANCIAL CORP.
2007 LONG-TERM INCENTIVE PLAN

Background

     The Board of Directors has approved and adopted the Siebert Financial Corp. 2007 Long-Term Incentive Plan (the “2007 Plan”). The 2007 Plan will become effective on the date it is approved by our shareholders at the Annual Meeting. Prior to its expiration in March 2007, stock options were granted pursuant to our 1997 Stock Option Plan. If approved by our shareholders at the Annual Meeting, all future stock option grants will be made pursuant to the 2007 Plan and the 2007 Plan will replace our 1998 Restricted Stock Award Plan under which no further awards would be made.

     The 2007 Plan is a broad-based incentive plan that provides for granting stock options, stock appreciation rights, restricted stock units, restricted stock, performance shares, performance units, cash incentives and other awards. The Board of Directors believes that our success and long-term progress are dependent upon attracting and retaining its officers, employees, consultants and directors, and aligning the interests of such individuals with those of the shareholders. The 2007 Plan gives the Compensation Committee maximum flexibility to use various forms of incentive awards as part of our overall compensation program.

     The Board of Directors has determined that it is in our best interests and our shareholders to maximize the tax deductibility of performance-based cash and stock awards payable under the 2007 Plan. Accordingly, we have structured the 2007 Plan in a manner that payments made under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

     The closing sale price of our common stock on The Nasdaq Global Market on April 26, 2007 was $3.63.

Key Features of the 2007 Plan

     Limitation on shares requested. The maximum number of shares as to which stock options and stock awards may be granted under the 2007 Plan is 2,000,000 common shares. This represents approximately 9% of our outstanding common shares as of December 31, 2006.

     Limitation on term of stock option grants. The term of each stock option will not exceed ten years.

     No repricing or grant of discounted stock options. The 2007 Plan does not permit the repricing of options or stock appreciation rights either by amending an existing award agreement or by substituting a new award at a lower price. The 2007 Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the fair market value of our common stock on the date of grant.

Plan Summary

     The principal features of the 2007 Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2007 Plan attached as Annex A to this proxy statement.

     General

     The 2007 Plan permits the grant to employees, consultants and non-employee directors of cash and equity-based incentive compensation opportunities, including options, including incentive stock options (ISOs), non-qualified stock options (NQSOs), restricted stock, restricted stock units, performance shares, performance units, and other awards such as stock appreciation rights (SARs) and cash incentive awards.

     Duration of the 2007 Plan

     The 2007 Plan will be effective on the date on which it is approved by shareholders. The 2007 Plan will remain in effect, subject to the right of the Committee to amend or terminate the 2007 Plan at any time, until there are no more shares available for issuance under the 2007 Plan and all cash awards have been paid or forfeited, pursuant to the 2007 Plan’s provisions. In no event, however, may an award be granted more than ten years after the effective date.

     Administration

     The 2007 Plan is administered by the Compensation Committee of our Board of Directors; however, the full Board of Directors may in its discretion make awards under the 2007 Plan. Subject to the terms of the 2007 Plan, the Compensation Committee has authority to (i) select the individuals who may participate in the 2007 Plan, (ii) prescribe the terms and conditions of each participant’s award and make amendments thereto, (iii) construe, interpret and apply the provisions of the 2007 Plan and of any award made under the 2007 Plan and (iv) take all other actions necessary to administer the 2007 Plan. The Compensation Committee may delegate certain of its responsibilities and authority to other persons, subject to applicable law.

     Securities Covered by the 2007 Plan

     Subject to adjustments as required or permitted by the 2007 Plan, we may issue a total of 2,000,000 shares of its common stock under the 2007 Plan. The following shares are not taken into account in applying these limitations: (i) shares covered by the unexercised portion of an option or SAR that terminates, expires, is canceled or is settled in cash, (ii) shares forfeited or repurchased under the 2007 Plan, (ii) shares covered by awards that are forfeited, canceled, terminated or settled in cash, (iv) shares withheld in order to pay the exercise or purchase price under an award or to satisfy the tax withholding obligations associated with the exercise, vesting or settlement of an award, and (v) shares subject to SARs or a similar award but not actually delivered in connection with the exercise or settlement of the award.

     Individual Award Limitations

     The maximum aggregate number of shares that may be granted to any one participant in any one year under the 2007 Plan will be 250,000 with respect to which options or SARs, 250,000 with respect to restricted stock or restricted stock units and 250,000 in respect of performance shares or performance units. The aggregate amount of cash that may be received by any one participant in any one year in respect to a cash incentive award shall be $750,000.

     Eligibility

     Awards may be made under the 2007 Plan to any of the Company’s or its subsidiaries’ present or future officers, employees, consultants or directors. Currently, there are approximately 95 individuals eligible to participate in the 2007 Plan. For purposes of the 2007 Plan, a subsidiary is any entity in which we have a direct or indirect ownership interest of at least 50%, or in the sole discretion of the Committee, it determines that the entity is a subsidiary, notwithstanding that we have less than a 50% ownership interest in the entity.

     Forms of Awards

     Stock Options and SARs. We may grant stock options, that is, ISOs, that qualify as “incentive stock options” under Section 422 of the Code, as well as stock options that do not qualify as ISOs. Only our employees or employees of a subsidiary may be granted ISOs. We may also grant stock appreciation rights. In general, a SAR gives the holder the right to receive the appreciation in value of the shares of our common stock covered by the SAR from the date the SAR is granted to the date the SAR is exercised. The per share exercise price of a stock option and the per share base value of a SAR may not be less than the fair market value per share of common stock on the date the option or SAR is granted. Generally, the term of a stock option is ten years; provided, however, different limitations apply to ISOs granted to ten-percent shareholders: the term may not be greater than five years and the exercise price may not be less than 110% of the fair market value per share of our Class A common stock on the date the option is granted.

     The Compensation Committee may impose such exercise, forfeiture and other terms and conditions as it deems appropriate with respect to stock options and SARs. The exercise price under a stock option may be paid in cash or in any other form or manner permitted by the Compensation Committee, including without limitation, payment of previously-owned shares of our common stock, or payment pursuant to broker-assisted cashless exercise procedures. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee.

     The Compensation Committee may establish such exercise and other conditions applicable to an option following the termination of the director’s employment or other service with us and our subsidiaries as the Compensation Committee deems appropriate on a grant-by-grant basis.

     Restricted Stock and Restricted Stock Units. The 2007 Plan authorizes the Compensation Committee to make restricted stock awards, pursuant to which shares of the common stock are issued to designated participants subject to transfer restrictions and vesting conditions. Subject to such conditions as the Compensation Committee may impose, the recipient of a restricted stock award may be given the rights to vote and receive dividends on shares covered by the award pending the vesting or forfeiture of the shares.

     Restricted stock unit awards generally consist of the right to receive shares of common stock or cash, as determined by the Committee, in the future, subject to such conditions as the Compensation Committee may impose including, for example, continuing employment or service for a specified period of time or satisfaction of specified performance criteria. Prior to settlement, restricted stock unit awards do not carry voting, dividend or other rights associated with stock ownership; however, dividend equivalents may be payable or accrue if the Compensation Committee so determines.

     Unless the Compensation Committee determines otherwise, shares of restricted stock and non-vested restricted stock unit awards will be forfeited upon the recipient’s termination of employment or other service with us and our subsidiaries.

     Other Stock-Based Awards. The 2007 Plan gives the Compensation Committee broad discretion to grant other types of equity-based awards, including performance units, performance shares, bonus shares and cash incentive awards and to award equivalent rights and to provide for settlement in cash and/or shares.

     Performance-Based Awards. The Compensation Committee may also grant performance-based awards under the 2007 Plan. In general, performance-based awards provide for the payment of cash and/or shares of common stock upon the achievement of objective, predetermined performance objectives established by the Compensation Committee. Performance objectives may be based upon any one or more of the following business criteria:

  Income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);

  Return measures (including, but not limited to, return on assets, investment, equity, or sales or pre-tax margin);

  Cash flow return on investments, which equals net cash flows divided by owners’ equity;

  Gross revenues;

  Debt measures (including, without limitation, debt multiples);

  Market value added;

  Economic value added; or

  Share price (including, but not limited to, growth measures and total shareholder return).

     Performance objectives may be applied to an individual, a subsidiary, a business unit or division, the Company and any one or more of its subsidiaries, or such other operating units as the Compensation Committee may designate. Performance objectives may be expressed in absolute or relative terms and must include an objective formula or standard for computing the amount of compensation payable to an employee if the goal is attained.

     The Compensation Committee must certify in writing prior to payment of the performance award that the performance objectives and any other material terms of the award were in fact satisfied.

     Adjustments of Awards

     Generally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of our stock or property, any reorganization or any partial or complete liquidation of us, we will adjust (i) the maximum number of shares of common stock which may be issued under the 2007 Plan, (ii) the maximum number of shares of common stock which may be covered by awards made to an individual in any calendar year, (iii) the number of shares of common stock subject to outstanding awards and (iv) where applicable, the exercise price, base price, target market price, or purchase price under outstanding awards, as required to equitably reflect the effect on the common stock of such transactions or changes.

     Change in Control

     In the event of a change in control of the Company, the Board may in its sole discretion direct that all option holders shall be permitted to exercise their outstanding options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to such change in control. Alternatively, if, as part of a change in control transaction, our shareholders receive capital stock of another corporation in exchange for their shares of common stock, the Board may direct that all options and SARs for common stock that are outstanding at the time of the change in control transaction will be converted into options or SARs (as the case may be) for shares of stock received in such change in control transaction, such that the vesting and other terms and conditions of the converted options and SARs will be substantially the same as the vesting and corresponding other terms and conditions of the original options and SARs. The Board, acting in its discretion, may accelerate vesting of other non-vested awards, and cause cash settlements and/or other adjustments to be made to any outstanding awards as it deems appropriate in the context of a change in control transaction, taking into account with respect to other awards the manner in which outstanding options and SARs are being treated. Generally, any outstanding options and SARs which are not exercised before a change in control involving a merger or liquidation of us or a sale of substantially all of our assets will thereupon terminate.

     Change in Control, unless otherwise defined by the Committee, means any consolidation or merger in which we are not the continuing or surviving entity or pursuant to which shares of our common stock would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of our common stock immediately prior to the consolidation or merger own not less than fifty percent (50%) of the total voting power of the surviving entity immediately after the consolidation or merger;

  any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all our assets;

  the approval by our shareholders of any plan or proposal for our complete liquidation or dissolution; or

  any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Company, any trustee or other fiduciary holding securities under any of our employee benefit plans, or any company owned, directly or indirectly, by our shareholders in substantially the same proportions as their ownership of our common stock, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of our common stock.

     Amendment and Termination of the 2007 Plan

     Subject to the terms of the 2007 Plan, the Committee may at any time and from time to time, alter, amend, suspend, or terminate the 2007 Plan in whole or in part; provided that, unless the Committee specifically provides otherwise, any revision or amendment that would cause the 2007

Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by our shareholders or shall not be effective unless and until shareholder approval is obtained.

U.S. Federal Income Tax Consequences

     The grant of a stock option or SAR under the 2007 Plan is not a taxable event to the participant for federal income tax purposes. In general, ordinary income is realized upon the exercise of a stock option (other than an ISO) in an amount equal to the excess of the fair market value on the exercise date of the shares acquired pursuant to the exercise over the option exercise price paid for the shares. The amount of ordinary income realized upon the exercise of a SAR is equal to the excess of the fair market value of the shares covered by the exercise over the SAR base price. We will generally be entitled to a deduction equal to the amount of ordinary income realized by a participant upon the exercise of an option or SAR. The tax basis of shares acquired upon the exercise of a stock option (other than an ISO) or SAR is equal to the value of the shares on the date of exercise. Upon a subsequent sale of the shares, capital gain or loss (long-term or short-term, depending on the holding period of the shares sold) will be realized in an amount equal to the difference between the selling price and the basis of the shares.

     No income is realized upon the exercise of an ISO other than for purposes of the alternative minimum tax. Income or loss is realized upon a disposition of shares acquired pursuant to the exercise of an ISO. If the disposition occurs more than one year after the ISO exercise date and more than two years after the ISO grant date, then gain or loss on the disposition, measured by the difference between the selling price and the option exercise price for the shares, will be a long-term capital gain or loss. If the disposition occurs within one year of the exercise date or within two years of the grant date, then the gain realized on the disposition will be taxable as ordinary income to the extent such gain is not more than the difference between the value of the shares on the date of exercise and the exercise price, and the balance of the gain, if any, will be capital gain. We are not entitled to a deduction with respect to the exercise of an ISO; however, we are entitled to a deduction corresponding to the ordinary income realized by a participant upon a disposition of shares acquired pursuant to the exercise of an ISO before the satisfaction of the applicable one- and two-year holding period requirements described above.

     In general, a participant will realize ordinary income with respect to common stock received pursuant to a restricted stock award at the time the shares become vested in accordance with the terms of the award in an amount equal to the fair market value of the shares at the time they become vested, and except as discussed below, we are generally entitled to a corresponding deduction. The participant’s tax basis in the shares will be equal to the ordinary income so recognized. Upon subsequent disposition of the shares, the participant will realize long-term or short-term capital gain or loss, depending on the holding period of the shares sold.

     A participant may make an “early income election” within 30 days of the receipt of restricted shares of common stock, in which case the participant will realize ordinary income on the date the restricted shares are received equal to the difference between the value of the shares on that date and the amount, if any, paid for the shares. In such event, any appreciation in the value of the shares after the date of the award will be taxable as capital gain upon a subsequent disposition of the shares. Our deduction is limited to the amount of ordinary income realized by the participant as a result of the early income election.

     A participant who receives restricted stock unit awards will be taxed at ordinary income tax rates on the then fair market value of the shares of common stock distributed at the time of settlement of the restricted stock unit awards and, except as discussed below, we will generally be entitled to a tax deduction at that time. The participant’s tax basis in the shares will equal the amount taxed as ordinary income, and on subsequent disposition, the participant will realize long-term or short-term capital gain or loss.

     Other awards will generally result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other awards. Except as discussed below, we generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant.

     Section 162(m) of the Code generally allows us to obtain tax deductions without limit for performance-based compensation. We intend that options and SARs, and, subject to shareholder approval of the performance objectives described herein, contingent performance awards granted under the 2007 Plan will qualify as performance-based compensation not subject to the $1 million deductibility cap under Section 162(m). In addition, we intend to obtain shareholder approval every five years for the material terms of performance goals for such performance-based compensation as required. A number of requirements must be met in order for particular compensation to so qualify. However, there can be no assurance that such compensation under the 2007 Plan will be fully deductible under all circumstances. In addition, other awards under the 2007 Plan, such as restricted stock and other stock-based awards, generally may not qualify, so that compensation paid to executive officers in connection with such awards may not be deductible.

     THE ABOVE SUMMARY PERTAINS SOLELY TO CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH AWARDS MADE UNDER THE 2007 PLAN AND DOES NOT PURPORT TO BE COMPLETE. THE SUMMARY DOES NOT ADDRESS ALL FEDERAL INCOME TAX CONSEQUENCES AND IT DOES NOT ADDRESS STATE, LOCAL AND NON-U.S. TAX CONSIDERATIONS.

     The Board of Directors believes that approval of the 2007 Long-Term Incentive Plan will serve our best interests and the best interests of our shareholders by providing the needed flexibility in the administration of the 2007 Plan and the granting of options thereunder. In addition, the Board of Directors believes that the ability to grant additional options will help attract, motivate and retain key employees and directors who are in a position to contribute to the successful conduct of the business and our affairs as well as stimulate in such individuals an increased desire to render greater services to us.

New Plan Benefits

     The Compensation Committee and the Board of Directors, as applicable, in their discretion determine awards granted to our employees and executive officers under the 2007 Plan and, therefore, we are unable to determine the awards that will be granted in the future under the 2007 Plan.

     If our shareholders approve the 2007 Plan, the 2007 Plan will continue for 2007 and future years as permitted by applicable law. If our shareholders do not approve the 2007 Plan, we will not be able to grant any further stock option awards to our executive officers or directors and shares of restricted stock will continue to be granted under the 1998 Restricted Stock Award Plan. Failure of the shareholders to approve this proposal will not affect the rights of existing holders or the awards previously granted under the 1997 Stock Option Plan or 1998 Restricted Stock Award Plan. If shareholder approval is not obtained for this 2007 Plan, then it will not come into existence and awards will not be granted under it.

Equity Compensation Plan Information

     The following table sets forth information as of December 31, 2006 with respect to our equity compensation plans.

			Number of Securities
	Number of Securities	Weighted-average	remaining available for
	to be issued	exercise price	issuance under equity
	upon exercise of	of outstanding	compensation plans
	outstanding options,	options, warrants	(excluding securities
Plan Category	warrants and rights	and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved
by security holders(1)	1,603,966	$4.28	2,027,915
Equity compensation plans not
approved by security holders(2)	41,400 (3)	—	18,600
Total	1,645,366	$4.28	2,046,515
____________________

(1)	Represents our 1997 Stock Option Plan.

(2)	Represents our 1998 Restricted Stock Award Plan.

(3)	Consists of issued and outstanding shares of our common stock granted under the 1998 Restricted Stock Award Plan.

Material Terms of the 1998 Restricted Stock Award Plan

     Our 1998 Restricted Stock Award Plan provides for awards to key employees of not more than an aggregate of 60,000 shares of our common stock, subject to adjustments for stock splits, stock dividends and other changes in our capitalization, to be issued either immediately after the award or at a future date. As of December 31, 2006, 41,400 shares of our common stock under the Restricted Stock Award Plan had been awarded and were outstanding. As provided in the 1998 Plan and subject to restrictions, shares awarded may not be disposed of by the recipients for a period of one year from the date of the award. Cash dividends on shares awarded are held by us for the benefit of the recipients, subject to the same restrictions as the award. These dividends, without interest, are paid to the recipients upon lapse of the restrictions. If our shareholders approve the 2007 Long-Term Incentive Plan no further grants of restricted stock will be made under the 1998 Plan and any future restricted stock grants will be made under the 2007 Long-Term Incentive Plan.

Vote Required for approval of our 2007 Long-Term Incentive Plan

     The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2007 Long-Term Incentive Plan. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter and will not be counted in determining the number of votes necessary for approval, although they will be counted in determining if a quorum is present. Abstentions will be considered in determining the number of votes required to attain a majority of the shares present in person or by represented by proxy at the meeting and entitled to vote. Accordingly, an abstention from voting by a shareholder present in person or represented by proxy at the Annual Meeting has the same legal effect as a vote “against” the matter. The persons named in the enclosed proxy intend to vote “FOR” the approval of the 2007 Long-Term Incentive Plan.

THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF
SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF THE SIEBERT FINANCIAL CORP. 2007
LONG-TERM INCENTIVE PLAN.

     SHAREHOLDER PROPOSALS FOR THE
2008 ANNUAL MEETING AND COMMUNICATIONS

     If you wish to submit proposals to be presented at the 2008 Annual Meeting of Shareholders, the proposals must be received by us no later than January 7, 2008 to be included in our proxy materials for that meeting.

     The Board of Directors maintains a process for shareholders to communicate with the Board of Directors or individual directors as follows. Shareholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary at our principal office at 885 Third Avenue, Suite 1720, New York, New York 10022. Any such communication must contain (i) a representation that the shareholder is a holder of record of our common stock, (ii) the name and address, as they appear on our books, of the shareholder sending such communication and (iii) the number of shares of our common stock that are beneficially owned by such shareholder. The Secretary will forward such communications to the Board of Directors or specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

OTHER MATTERS

     The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their own judgment.

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DANIEL IESU, SECRETARY, SIEBERT FINANCIAL CORP., 885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK 10022 OR CALLING 800-872-0711.

By Order of the Board of Directors

Daniel Iesu
Secretary

Dated: April 30, 2007

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

ANNEX A

SIEBERT FINANCIAL CORP.
2007 LONG-TERM INCENTIVE PLAN

ARTICLE 1
GENERAL PLAN INFORMATION

     1.1 Background. The Plan permits the grant to Employees and Non-Employee Directors of cash and equity-based incentive compensation opportunities, including Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Options, including ISOs, NQSOs, and Other Awards such as Stock Appreciation Rights and Cash Incentive Awards.

     1.2 Objectives. The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s goals and that link the interests of Participants to those of the Company’s stockholders; to provide Participants with incentives for excellence in individual performance; to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success; and to allow Participants to share in the success of the Company.

     1.3 Duration of the Plan. The Plan shall be effective on the date on which it is approved by shareholders. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time, until there are no more Shares available for issuance under the Plan and all cash Awards have been paid or forfeited, pursuant to the Plan’s provisions. In no event, however, may an Award be granted more than ten years after the Effective Date.

ARTICLE 2
DEFINITIONS

     As used herein, the masculine includes the feminine and the singular includes the plural, and vice versa, and the following terms shall have the meanings set forth below, unless otherwise clearly required by the context.

     2.1 “Award” means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Awards.

     2.2 “Award Agreement” means an agreement entered into by the Company and a Participant, or another instrument prepared by the Company in lieu of such an agreement, setting forth the terms and conditions applicable to an Award pursuant to the Plan. An Award Agreement may be in hard copy, electronic form or such other form as the Company may permit.

     2.3 “Board” means the Board of Directors of the Company.

     2.4 “Cash Incentive Award” means a performance-based cash incentive Award granted pursuant to Section 9.5.

     2.5 “Change in Control” unless otherwise defined by the Committee shall be deemed to have occurred if and when, after the Effective Date—

          (a) there occurs (i) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which Shares of the Company’s common stock would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the common stock immediately prior to the consolidation or merger own not less than fifty percent (50%) of the total voting power of the surviving entity immediately after the consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company’s assets,

          (b) the Company’s shareholders approve any plan or proposal for the complete liquidation or dissolution of the Company, or

          (c) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company’s common stock.

     2.6 “Code” means the Internal Revenue Code of 1986, as amended.

     2.7 “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan and Awards to Participants who are Employees.

     2.8 “Company” means Siebert Financial Corp., a New York corporation, and any successor thereto.

     2.9 “Disability” means, unless otherwise determined by the Committee, a recipient’s absence from employment or other service for at least one hundred eighty (180) days in any twelve (12) month period as a result of his or her incapacity due to physical or mental illness, as determined by the Committee.

     2.10 “Effective Date” means the date the Plan becomes effective in accordance with Section 1.3.

     2.11 “Employee” means any employee or consultant of the Company or a Subsidiary.

     2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     2.13 “Fair Market Value” means, on any date, the closing price on such date of a Share of the Company’s common stock on the national securities exchange or The NASDAQ Stock Market on which such shares are traded, or, if no such sale of common sock occurs on such date, or the shares are not admitted to trading on a national securities exchange or The NASDAQ Stock Market, the fair market value of the Common Stock as determined by the Committee in good faith.

     2.14 “ISO” means an Option that is designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.

     2.15 “Non-Employee Director” means any member of the Board who is not an employee of the Company.

     2.16 “NQSO” means an Option that is not designated by the Committee as an ISO.

     2.17 “Option” means an incentive stock option or a nonqualified stock option granted pursuant to the Plan.

     2.18 “Other Award” means an Award granted to a Participant pursuant to Article 9.

     2.19 “Participant” means an Employee who has been selected to receive an Award or who holds an outstanding Award.

     2.20 “Performance-Based Exception” means the performance-based exception from the tax deductibility limitation imposed by Code Section 162(m), as set forth in Code Section 162(m)(4)(C).

     2.21 “Performance Share” means an Award granted pursuant to Article 8, which, on the date of grant, shall have a value equal to the Fair Market Value of a Share on that date.

     2.22 “Performance Unit” means an Award granted pursuant to Article 8, which shall have an initial value established by the Committee on the date of grant.

     2.23 “Plan” means the Siebert Financial Corp. Long-Term Incentive Plan, as it is set forth herein and as it may be amended from time to time.

     2.24 “Restricted Stock” means an Award granted pursuant to Section 7.1.

     2.25 “Restricted Stock Unit” means an Award granted pursuant to Section 7.5.

     2.26 “Restricted Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events determined by the Committee in its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7.

     2.27 “Share” means a share of the Company’s common stock, $.01 par value.

     2.28 “Share Pool” means the number of Shares available under Section 4.1, as adjusted pursuant to Section 4.3.

     2.29 “Stock Appreciation Right” or “SAR” means an Award, granted either alone or in connection with a related Option, pursuant to the terms of Article 9.

     2.30 “Subsidiary” means (a) a corporation, partnership, joint venture, or other entity in which the Company has an ownership interest of at least fifty percent (50%), and (b) any corporation, partnership, joint venture, or other entity in which the Company holds an ownership interest of less than fifty percent (50%) but which, in the discretion of the Committee, is treated as a Subsidiary for purposes of the Plan; provided that the Shares subject to any Award constitute “service recipient” stock” for purposes of Section 409A of the Code or otherwise do not subject the Award to Section 409A of the Code.

     2.30 “Ten Percent Shareholder” means a Participant who owns stock of the Company possessing more than ten percent of the total combined voting of all classes of stock of the Company or its parent or subsidiary corporation (within the meaning of Section 422(b) of the Code).

ARTICLE 3
ADMINISTRATION

     3.1 General. Except as otherwise determined by the Board in its discretion, the Plan shall be administered by the Committee; provided however that, the Board may, in its sole discretion, make awards under the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

     3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power in its discretion to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into or issued under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; amend the terms and conditions of any outstanding Award; determine whether and on what terms and conditions outstanding Awards will be adjusted for dividend equivalents (i.e., a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented or covered by an outstanding Award held by the Participant); and establish a program pursuant to which designated Participants may receive an Award under the Plan in lieu of compensation otherwise payable in cash. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

     3.3 Delegation of Authority. Subject to the requirements of applicable law, the Committee may delegate to any person or group or subcommittee of persons (who may, but need not be members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority as it deems appropriate. Without limiting the foregoing, the Committee may delegate administrative duties to such person or persons as it deems appropriate. The Committee may not delegate its authority with respect to (a) non-ministerial actions with respect to individuals who are subject to the reporting requirements of Section 16(a) of the Exchange Act; (b) non-ministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception; and (c) certifying the satisfaction of performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception.

     3.4 Decisions Binding. All determinations and decisions made by the Committee, and all related orders and resolutions of such committee shall be final, conclusive, and binding on all persons.

     3.5 Performance-Based Awards. For purposes of the Plan, it shall be presumed, unless the Committee indicates to the contrary, that all Awards to Employees are intended to qualify for the Performance-Based Exception. If the Committee does not intend an Award to an Employee to qualify for the Performance-Based Exception, the Committee shall reflect its intent in its records in such manner as the Committee determines to be appropriate.

ARTICLE 4
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 The Shares. The Shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 2,000,000 (two million) Shares (subject to adjustment pursuant to Section 4.3). Such Shares shall be set aside out of the authorized but unissued Shares not reserved for any other purpose or out of previously issued Shares acquired by the Company and held in its treasury. Any Shares which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to an Option may again be subjected to an Option under the Plan.

     4.2 Individual Award Limitations. The maximum aggregate number of Shares with respect to which Options or SARs that may be granted to any one Participant in any one year under the Plan shall be 250,000 (two hundred fifty thousand). The aggregate number of Shares that may be granted to any one Participant in any one year in respect of Restricted Stock or Restricted Stock Units shall be 250,000 (two hundred fifty thousand). The aggregate number of Shares that may be received by any one Participant in any one year in respect of Performance Shares or Performance Units shall be 250,000 (two hundred fifty thousand) and the aggregate amount of cash that may be received by any one Participant in any one year in respect to Cash Incentive Awards shall be $750,000 (seven hundred fifty thousand dollars).

     4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for grants under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards, and in the per-Participant Award limits set forth in Section 4.2 hereof, as may be determined to be appropriate and equitable by the Committee, in its discretion, to prevent dilution or enlargement of the benefits available under the Plan and of the rights of Participants; provided that the number of Shares subject to any Award shall always be a whole number. In a stock-for-stock acquisition of the Company, the Committee may, in its discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

ARTICLE 5
ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. All Employees and Non-Employee Directors are eligible to participate in the Plan. Only employees of the Company or a Subsidiary may be granted ISOs.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees those to whom Awards shall be granted and shall determine the nature and size of each Award.

ARTICLE 6
STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     6.2 Option Exercise Price. The Option exercise price under each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Shareholder, the Option exercise price under each ISO shall not be less than one hundred percent (110%) of the Fair Market Value of a Share on the date the Option is granted. The Committee may not re-price a previously granted Option. The Board and the Committee may not reprice Options or SARs granted under the Plan, either by amending an existing award agreement or by substituting a new Award at a lower price.

     6.3 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided that no Option shall be exercisable after the tenth (10th) anniversary of its date of grant. Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Shareholder, the Option shall not be exercisable after the fifth (5th) anniversary of its date of grant.

     6.4 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     6.5 Termination of Employment or Directorship. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are thereby reduced, thereafter, an Option may not be exercised following a Participant’s termination of employment or directorship except as set forth in this Section 6.5.

          (a) Death, Disability, or Retirement. If a Participant’s employment or directorship terminates by reason of death, permanent disability (within the meaning of Section 22(e)(3) of the Code), or retirement at or after age 65, the Participant (or the Participant’s estate in the event of the Participant’s death) may, within 90 days following such termination, exercise the Option with respect to all or any part of the Shares subject thereto regardless of whether the Option was otherwise exercisable at the time of termination of employment.

          (b) Other Reasons. If a Participant’s employment or directorship terminates for any reason other than death, permanent disability, or retirement at or after age 65, the Participant may, within 30 days following such termination, exercise the Option with respect to all or any part of the Shares subject thereto, but only to the extent that such Option was exercisable at the time of termination of employment.

     In no event may an Option be exercised after the expiration of the term of such Option.

     6.6 Payment. When an Option is exercised, the Option exercise price shall be payable to the Company in full either:

          (a) In cash or its equivalent; or

          (b) if allowed by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option exercise price (provided that the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option exercise price); or

          (c) if allowed by the Committee, by a combination of (a) and (b).

     The Committee also may allow broker-assisted exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means that the Committee determines to be consistent with the Plan’s purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment of the Option exercise price, the Company shall deliver to the Participant, in the Participant’s name (or, at the direction of the Participant, jointly in the names of the Participant and the Participant’s spouse), one or more Share certificates for the Shares purchased under the Option(s).

     6.7 Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code and/or applicable regulations, the following additional provisions shall apply to the grant of Options that are intended to qualify as ISOs:

          (a) Fair Market Value Limitation. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or any parent or subsidiary corporation within the meaning of Code Section 424) shall not exceed one hundred thousand dollars ($100,000) or such other amount as may subsequently be specified by the Code and/or applicable regulations; provided that, to the extent that such limitation is exceeded, any Options on Shares with a Fair Market Value in excess of such amount shall be deemed to be NQSOs.

          (b) Code Section 422. ISOs shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive stock options under Section 422 of the Code. Moreover, no ISOs may be granted more than ten years from the earlier of the date on which the Plan was adopted by the Board or the date the Plan received shareholder approval.

ARTICLE 7
RESTRICTED STOCK AND
RESTRICTED STOCK UNITS

     7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     7.2 Restrictions.

          (a) The Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock as the Committee may determine including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, transfer restrictions, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions, and/or restrictions under applicable federal or state securities laws.

          (b) The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

          (c) Except as otherwise provided in this Article, Shares of Restricted Stock that have not yet been forfeited or canceled shall become freely transferable (subject to any restrictions under applicable securities laws) by the Participant after the last day of the applicable Restriction Period.

     7.3 Voting Rights. Participants holding Shares of Restricted Stock may be granted full voting rights with respect to those Shares during the Restriction Period.

     7.4 Dividends and other Distributions. At the discretion of the Committee, during the Restriction Period, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid with respect to such Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, so that the dividends and/or the Restricted Stock shall be eligible for the Performance-Based Exception.

     7.5 Restricted Stock Units. In lieu of or in addition to any Awards of Restricted Stock, the Committee may grant Restricted Stock Units to any Participant, subject to the terms and conditions of this Article being applied to such Awards as if those Awards were for Restricted Stock and subject to such other terms and conditions as the Committee may determine. Each Restricted Stock Unit shall have the value of one Share. Restricted Stock Units may be paid at such time as the Committee may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, Shares, or a combination thereof, as determined by the Committee in its discretion.

ARTICLE 8
PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units, and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, shall determine the number and/or value of Performance Units/Shares that shall be paid out to the Participant.

     8.3 Earning Performance Units/Shares. Subject to the terms of the Plan, after the applicable performance period has ended, the holder of Performance Units/Shares shall be entitled to receive payout with respect to the number and value of Performance Units/Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     8.4 Form and Timing of Payment of Performance Units/Shares.

          8.4.1 Distributions. Unless the Committee determines otherwise in its discretion, payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable performance period. Subject to the terms of the Plan, the Committee, in its discretion, may direct that earned Performance Units/Shares be paid in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares on the last trading day immediately before the close of the applicable performance period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

          8.4.2 Dividends. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares that have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants; such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares covered by Restricted Stock Awards. In addition, Participants may, at the discretion of the Committee, be entitled to exercise voting rights with respect to such Shares.

ARTICLE 9
OTHER AWARDS

     9.1 General. Subject to the terms of the Plan, the Committee may grant any types of Awards other than those that are specifically set forth in Articles 6 through 8 hereof, including, but not limited to, SARs, Cash Incentive Awards and the payment of Shares in lieu of cash under any Company incentive bonus plan or program. Subject to the terms of the Plan, the Committee, in its sole discretion, shall determine the terms and conditions of such Other Awards.

     9.2 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee; provided that the SAR exercise price under each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 hereof) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of an SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR.

     9.3 Term of SARs. The term of an SAR shall be determined by the Committee, in its discretion; provided that such term shall not exceed ten years.

     9.4 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) the excess of the Fair Market Value of a Share on the date of exercise over the grant price, by

          (b) the number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

     9.5 Cash Incentive Awards. Incentive Awards, including annual incentive Awards and long-term incentive Awards, denominated as cash amounts, may be granted under the Plan, subject to achievement of specified performance goals established by the Committee. At the expiration of the applicable performance period, the Committee shall determine whether and the extent to which the performance goals are achieved and the extent to which each Cash Incentive Award has been earned. The amount (if any) payable to a Participant in respect of a Cash Incentive Award will be paid in cash as soon as practicable after such amount is determined, subject to such deferral conditions as may be permitted or prescribed consistent with the requirements of Section 409A of the Code.

ARTICLE 10
AWARD AGREEMENTS

     10.1 In General. Each Award shall be evidenced by an Award Agreement that shall include such provisions as the Committee shall determine and that shall specify—

          (a) in the case of an Option or SAR, the number of the Shares to which the Option or SAR pertains, the Option exercise price or SAR grant price, the term of the Option or SAR, the schedule on which the Option or SAR becomes exercisable, and, in the case of an Option, whether it is intended to be an ISO or an NQSO;

          (b) in the case of Restricted Stock or Restricted Stock Units, the number of Shares of Restricted Stock or Restricted Stock Units granted, the applicable restrictions, and the Restriction Period(s);

          (c) in the case of Performance Units or Performance Shares, the number of Performance Units or Performance Shares granted, the initial value of a Performance Unit (if applicable), and the performance goals; and

          (d) in the case of a Cash Incentive Award, the amount that may be earned and the performance goals.

     10.2 Severance from Service. Each Award Agreement shall set forth the extent to which the Participant shall have rights under the Award following the Participant’s severance from service with the Company and its Subsidiaries. The Award Agreement may make distinctions based on the reason for the Participant’s severance from service.

     10.3 Restrictions on Transferability. Subject to the provisions of the Plan, each Award Agreement shall set forth such restrictions on the transferability of the Award and on the transferability of Shares acquired pursuant to the Award as the Committee may deem advisable, including, without limitation, restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or then traded, and under any blue sky or state securities laws applicable to such Shares. In the case of an ISO (and in the case of any other Award, except as otherwise provided in the Award Agreement), a Participant’s Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant.

     10.4 Other Restrictions. In the Award Agreement, the Committee shall have the authority to impose such terms, conditions and restrictions upon the Award as it, in its discretion, deems advisable or appropriate, including, without limitation: (a) the condition that the Company shall have the right of first refusal on the sale by the recipient of Shares issued pursuant to the Award and (b) the condition that the Company shall have the right to impose limitations, in the event of retirement, with respect to the post-retirement employment of the recipient.

     10.5 Uniformity Not Required. The provisions of the Award Agreements need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Participant, or among all Awards granted at the same time.

 ARTICLE 11
PERFORMANCE MEASURES

     11.1 Performance Criteria. Unless and until the Company’s stockholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured at the Company level, at a subsidiary level, or at an operating unit level, and may be applied to an individual, and shall be chosen from among, and may include any combination of, the following:

          (a) Income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);

          (b) Return measures (including, but not limited to, return on assets, investment, equity, or sales or pre-tax margin);

          (c) Cash flow return on investments, which equals net cash flows divided by owners equity;

          (d) Gross revenues;

          (e) Debt measures (including, without limitation, debt multiples); (f) Market value added; (g) Economic value added; or

          (h) Share price (including, but not limited to, growth measures and total shareholder return).

     11.2 Adjustments. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Awards downward).

     11.3 Certification. In the case of any Award that is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been achieved. For this purpose, approved minutes of the Committee meeting at which the certification is made shall be treated as a written certification. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

ARTICLE 12
BENEFICIARY DESIGNATION

     Each Participant may, from time to time, name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant with respect to such benefit, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, any benefits remaining unpaid under the Plan at the Participant’s death shall be paid to the Participant’s estate unless otherwise provided in the Award Agreement.

ARTICLE 13
DEFERRALS

     The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due pursuant to the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units/Shares, or in connection with any Other Awards, all in accordance with such procedures and upon such terms and conditions as the Committee, acting in its discretion, may prescribe, subject to, and in accordance with, Section 409A of the Code.

ARTICLE 14
NO RIGHT TO EMPLOYMENT OR PARTICIPATION

     14.1 Employment. The Plan shall not interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Employee’s employment at any time, and the Plan shall not confer upon any Employee the right to continue in the employ of the Company or of any Subsidiary.

     14.2 Participation. No Employee shall have the right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.

ARTICLE 15
CHANGE IN CONTROL

     In the event of a Change in Control, the Board may in its sole discretion direct that (a) all option holders shall be permitted to exercise their outstanding options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to such Change in Control; or (b) if, as part of a Change in Control transaction, the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of common stock (whether or not such Exchange Stock is the sole consideration), all options and SARs for common stock that are outstanding at the time of the Change in Control transaction shall be converted into options or SARs (as the case may be) for shares of Exchange Stock, such that the vesting and other terms and conditions of the converted options and SARs shall be substantially the same as the vesting and corresponding other terms and conditions of the original options and SARs. The Board, acting in its discretion, may accelerate vesting of other non-vested Awards, and cause cash settlements and/or other adjustments to be made to any outstanding Awards (including, without limitation, options and SARs) as it deems appropriate in the context of a Change in Control transaction, taking into account with respect to other Awards the manner in which outstanding options and SARs are being treated. Any outstanding options and SARs which are not exercised before a Change in Control described in Section 2.5(c) or (d) shall thereupon terminate.

ARTICLE 16
AMENDMENT AND TERMINATION

     16.1 Amendment and Termination. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided that, unless the Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by the stockholders of the Company shall not be effective unless and until shareholder approval is obtained.

     16.2 Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall cause, without the consent of the Participant, any previously granted Awards to be forfeited or altered in a way that adversely affects the Participant. After the termination of the Plan, any previously granted Award shall remain in effect and shall continue to be governed by the terms of the Plan, the Award, and any applicable Award Agreement.

ARTICLE 17
TAX WITHHOLDING

     17.1 Tax Withholding. The Company and its Subsidiaries shall have the power and the right to deduct or withhold, or to require a Participant to remit to the Company or to a Subsidiary, an amount that the Company or a Subsidiary reasonably determines to be required to comply with federal, state, local, or foreign tax withholding requirements.

     17.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

ARTICLE 18
SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

 ARTICLE 19
LEGAL CONSTRUCTION

     19.1 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.2 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     19.3 Section 409A Compliance. Except as otherwise specifically provided by the Committee at the time an Award is made, any Award providing for a deferral of compensation must satisfy the requirements of Section 409A. Toward that end, if any payment or benefit received or to be received by a Participant pursuant to an Award would cause the Participant to incur a penalty tax or interest under Section 409A of the Code or any regulations or Treasury Department guidance promulgated thereunder, the Committee may reform the provision(s) of such Award in order to avoid to the maximum extent practicable the incurrence of any such penalty tax or interest.

     19.4 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New York (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

SIEBERT FINANCIAL CORP. 885 THIRD AVE. SUITE 1720 NEW YORK, NY 10022
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Siebert Financial Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SIEBT1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
SIEBERT FINANCIAL CORP.

1.	ELECTION OF DIRECTORS

	Nominees:	01) Muriel F. Siebert
02 Patricia L. Francy
03) Leonard M. Leiman
04) Jane H. Macon
05) Robert P. Mazzarella
06) Nancy S. Peterson

For All Nominees	Withhold For All Nominees	For All Nominees Except	To withhold authority to vote for any individual nominee(s) mark “For All Nominees Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐
2.	Approval of the Siebert Financial Corp. 2007 Long-Term Incentive Plan.	☐	For
		☐	Against
		☐	Abstain

3.	In their discretion on any other business which may properly come before the meeting or any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED’S VOTE WILL BE CAST FOR ALL NOMINEES LISTED IN ITEM (1) AND FOR ITEM (2).

For address changes, please check this box and write your new address on the back where indicated.		☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

ANNUAL MEETING OF SHAREHOLDERS OF
SIEBERT FINANCIAL CORP.

June 5, 2007

SIEBERT FINANCIAL CORP.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 5, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel Iesu and Patricia L. Francy, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held Tuesday, June 5, 2007, at 10:00 A.M., Eastern Daylight Time, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ALL NOMINEES LISTED IN ITEM (1) AND FOR ITEM (2).

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

(Continued and to be signed and dated on the reverse side)